Absolute Strategies Fund
                              Institutional Shares
                                    A Shares

                         Supplement dated July 21, 2005
            to Prospectus dated May 6, 2005 as amended June 29, 2005

INITIAL OFFERING OF INSTITUTIONAL SHARES AND A SHARES. The Fund will initially offer Institutional Shares and A Shares for sale during a period scheduled to begin June 20, 2005 (June 29, 2005 for Institutional Shares) and to end at the close of business on July 26, 2005, subject to change (the "Subscription Period"). During the Subscription Period, Institutional Shares and A Shares will only be offered through brokers/dealers participating in the Subscription Period ("Participating Dealers").

During the Subscription Period, you may purchase Institutional Shares and A Shares of the Fund through Participating Dealers at a price of $10.00 per share (plus the applicable sales charge for A Shares). During the Subscription Period, purchasers of A Shares will pay a lower initial sales charge according to the following schedule:

                                         Sales Charge (Load) as % of(1):
                                         -------------------------------
                                        Public      Net Asset
Amount of Purchase                  Offering Price    Value    Reallowance %(3)
------------------                  --------------    -----    ----------------
$10,000 but less than $100,000           3.50%        3.63%         3.50%
$100,000 but less than $250,000          3.00%        3.09%         3.00%
$250,000 but less than $500,000          2.00%        2.04%         2.00%
$500,000 but less than $1 million        1.25%        1.27%         1.25%
$1 million but less than $3 million      0.00%       0.00%(2)      0.00%(4)
$3 million but less than $5 million      0.00%       0.00%(2)      0.00%(4)
$5 million and up                        0.00%       0.00%(2)      0.00%(4)


(1) Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% will be charged on purchases of $1 million or more that are liquidated within one year of purchase. A CDSC will be charged as follows on the following purchases redeemed in whole or in part within two years but greater than one year of purchase: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million and greater.
(3) The Distributor has elected to reallow its entire sales load for the Subscription Period to the Participating Dealers. The sales load normally retained by the Distributor amounts to 0.50% for sales of $10,000 but less than $250,000 and 0.25% for sales of $250,000 but less than $1 million.
(4) The Distributor pays the following sales commissions (as a percentage of the offering price) to Participating Dealers that initiate and are responsible for purchases of $1 million or more of A Shares: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

Participating Dealers will be entitled to receive any applicable sales loads on purchase orders upon processing of the orders through the NSCC. For further information regarding compensation paid to Participating Dealers, please see the section entitled "Your Account - Choosing a Share Class."

During the Subscription Period, orders and payments for orders received by the Participating Dealers will be processed via the National Securities Clearing Corporation ("NSCC"). Orders and payments for such orders may be processed through the NSCC commencing July 11, 2005 and proceeds will be invested in the Fund as of the date submitted via the NSCC. You will become a shareholder of the Fund upon the Fund's acceptance of your order to purchase shares. All investments in the Fund will remain uninvested in cash until after the close of the Subscription Period (which may be extended), when the Fund will commence investing its assets consistent with its investment strategies and policies. As a result, there is a risk that you could lose out on possible earnings if the payment you send to the Fund during this Subscription Period would have been invested in the market.

To enable investors to purchase the Fund at $10.00 during the Subscription Period, Absolute Investment Advisers LLC ("Absolute"), the Fund's investment adviser, has contractually agreed to pay the Fund's expenses during the
Subscription Period. You may redeem your investment anytime during the Subscription Period; however, your redemption proceeds will be less any applicable sales load paid to your Participating Dealer. No redemption fees will be assessed on redemptions processed during the Subscription Period.

During the Subscription Period, Absolute and its affiliates may sponsor various promotional activities held by the Participating Dealers to promote sales of the Fund. During this period, Absolute or its affiliates may also compensate certain Participating Dealers (each a "Selected Dealers"), out of their own resources and at no cost to the investor, for certain marketing support services rendered during the Subscription Period including finders fees, business planning assistance, advertising, educating personnel of the Selected Dealer about the Fund and shareholder financial planning needs, providing placement on the Selected Dealer's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, and sales representative and management representatives of the Selected Dealer. Such payments will create an incentive for the Selected Dealers to recommend that you purchase Fund shares.

Details regarding payments made to Selected Dealers for marketing support services is contained in the SAI and is incorporated into the Fund's prospectus. Contact your Participating Dealer for additional information.

The Fund reserves the right to close the Fund's A Shares to new investors at the end of the Subscription Period based on assets raised during the period. If the Fund's A Shares are closed to new investors as of the close of business on July 26, 2005, the Fund's A Shares will re-open in thirty to sixty days to new investors.